EXHIBIT 21

REGISTRANT’S SUBSIDIARIES

DECEMBER 31, 2009

Corporations and Limited Liability Companies

Cornerstone Insurance Company, a Cayman Islands corporation

Kindred Healthcare Operating, Inc., a Delaware corporation

Homestead Health and Rehabilitation Center, L.L.C., a Delaware limited liability company

Kindred Development 27, L.L.C., a Delaware limited liability company

Kindred Development 29, L.L.C., a Delaware limited liability company

Kindred Hospitals East, L.L.C., a Delaware limited liability company

Goddard Nursing, L.L.C., a Delaware limited liability company

Kindred Braintree Hospital, L.L.C., a Delaware limited liability company

Kindred Hospital Palm Beach, L.L.C., a Delaware limited liability company

Kindred Hospital-Pittsburgh-North Shore, L.L.C., a Delaware limited liability company

Kindred Hospital-Springfield, L.L.C., a Delaware limited liability company

Kindred Hospital-Toledo, L.L.C., a Delaware limited liability company

Kindred Development 15, L.L.C., a Delaware limited liability company

Kindred Development 17, L.L.C., a Delaware limited liability company

Springfield Park View Hospital, L.L.C., a Delaware limited liability company

Kindred Hospitals West, L.L.C., a Delaware limited liability company

Kindred Nursing Centers East, L.L.C., a Delaware limited liability company

Avery Manor Nursing, L.L.C., a Delaware limited liability company

Braintree Nursing, L.L.C., a Delaware limited liability company

Country Estates Nursing, L.L.C., a Delaware limited liability company

Forestview Nursing, L.L.C., a Delaware limited liability company

Greens Nursing and Assisted Living, L.L.C., a Delaware limited liability company

Harborlights Nursing, L.L.C., a Delaware limited liability company

Highgate Nursing, L.L.C., a Delaware limited liability company

Highlander Nursing, L.L.C., a Delaware limited liability company

Kindred Development Holdings 3, L.L.C., a Delaware limited liability company

Kindred Development Holdings 5, L.L.C., a Delaware limited liability company

Kindred Development 7, L.L.C., a Delaware limited liability company

Kindred Development 8, L.L.C., a Delaware limited liability company

Kindred Development 9, L.L.C., a Delaware limited liability company

Kindred Development 10, L.L.C., a Delaware limited liability company

Kindred Development 11, L.L.C., a Delaware limited liability company

Kindred Development 12, L.L.C., a Delaware limited liability company

Kindred Development 13, L.L.C., a Delaware limited liability company

Laurel Lake Health and Rehabilitation, L.L.C., a Delaware limited liability company

Massachusetts Assisted Living, L.L.C., a Delaware limited liability company

Meadows Nursing, L.L.C., a Delaware limited liability company

Tower Hill Nursing, L.L.C., a Delaware limited liability company

Kindred Nursing Centers West, L.L.C., a Delaware limited liability company

Kindred Development 4, L.L.C., a Delaware limited liability company

Maine Assisted Living, L.L.C., a Delaware limited liability company

California Nursing Centers, L.L.C., a Delaware limited liability company

Bayberry Care Center, L.L.C., a Delaware limited liability company

Care Center of Rossmoor, L.L.C., a Delaware limited liability company

Greenbrae Care Center, L.L.C., a Delaware limited liability company

Medical Hill Rehab Center, L.L.C., a Delaware limited liability company

Pacific Coast Care Center, L.L.C., a Delaware limited liability company

Siena Care Center, L.L.C., a Delaware limited liability company

Smith Ranch Care Center, L.L.C., a Delaware limited liability company

Ygnacio Valley Care Center, L.L.C., a Delaware limited liability company

Kindred Nursing Centers South, L.L.C., a Delaware limited liability company

Kindred Nursing Centers North, L.L.C., a Delaware limited liability company

Kindred Nevada, L.L.C., a Delaware limited liability company

Kindred Holdings, L.L.C., a Delaware limited liability company

Kindred Systems, Inc., a Delaware corporation

Kindred Healthcare Services, Inc., a Delaware corporation

Ledgewood Health Care Corporation, a Massachusetts corporation (1)

Kindred Rehab Services, Inc., a Delaware corporation

Rehab Staffing, L.L.C., a Delaware limited liability company

Peoplefirst Virginia, L.L.C., a Delaware limited liability company

Kindred Hospice Services, L.L.C., a Delaware limited liability company

Peoplefirst HomeCare & Hospice of Colorado, L.L.C., a Delaware limited liability company

Peoplefirst HomeCare of Colorado, L.L.C., a Delaware limited liability company

Peoplefirst HomeCare & Hospice of Indiana, L.L.C., a Delaware limited liability company

Peoplefirst HomeCare & Hospice of Massachusetts, L.L.C., a Delaware limited liability company

Peoplefirst HomeCare & Hospice of Ohio, L.L.C., a Delaware limited liability company

Peoplefirst HomeCare & Hospice of Utah, L.L.C., a Delaware limited liability company

PF Development 14, L.L.C., a Delaware limited liability company

PF Development 15, L.L.C., a Delaware limited liability company

PF Development 5, L.L.C., a Delaware limited liability company

PF Development 6, L.L.C., a Delaware limited liability company

PF Development 7, L.L.C., a Delaware limited liability company

PF Development 8, L.L.C., a Delaware limited liability company

PF Development 9, L.L.C., a Delaware limited liability company

PF Development 10, L.L.C., a Delaware limited liability company

KND Development 50, L.L.C., a Delaware limited liability company

KND Development 51, L.L.C., a Delaware limited liability company

KND Development 52, L.L.C., a Delaware limited liability company

KND Development 53, L.L.C., a Delaware limited liability company

KND Development 54, L.L.C., a Delaware limited liability company

KND Development 55, L.L.C., a Delaware limited liability company

KND Development 56, L.L.C., a Delaware limited liability company

KND Development 57, L.L.C., a Delaware limited liability company

KND Development 58, L.L.C., a Delaware limited liability company

KND Development 59, L.L.C., a Delaware limited liability company

KND Real Estate Holdings, L.L.C., a Delaware limited liability company

KND Hospital Real Estate Holdings, L.L.C., a Delaware limited liability company

KND Real Estate 8, L.L.C., a Delaware limited liability company

KND Real Estate 9, L.L.C., a Delaware limited liability company

KND Real Estate 14, L.L.C., a Delaware limited liability company

KND Real Estate 21, L.L.C., a Delaware limited liability company

KND Real Estate 22, L.L.C., a Delaware limited liability company

KND Real Estate 23, L.L.C., a Delaware limited liability company

KND Real Estate 24, L.L.C., a Delaware limited liability company

KND Real Estate 25, L.L.C., a Delaware limited liability company

KND Real Estate 26, L.L.C., a Delaware limited liability company

KND Real Estate 27, L.L.C., a Delaware limited liability company

KND Real Estate 28, L.L.C., a Delaware limited liability company

KND Real Estate 29, L.L.C., a Delaware limited liability company

KND Real Estate 30, L.L.C., a Delaware limited liability company

KND SNF Real Estate Holdings, L.L.C., a Delaware limited liability company

KND Real Estate 1, L.L.C., a Delaware limited liability company

KND Real Estate 2, L.L.C., a Delaware limited liability company

KND Real Estate 3, L.L.C., a Delaware limited liability company

KND Real Estate 4, L.L.C., a Delaware limited liability company

KND Real Estate 5, L.L.C., a Delaware limited liability company

KND Real Estate 6, L.L.C., a Delaware limited liability company

KND Real Estate 7, L.L.C., a Delaware limited liability company

KND Real Estate 10, L.L.C., a Delaware limited liability company

KND Real Estate 11, L.L.C., a Delaware limited liability company

KND Real Estate 12, L.L.C., a Delaware limited liability company

KND Real Estate 13, L.L.C., a Delaware limited liability company

KND Real Estate 15, L.L.C., a Delaware limited liability company

KND Real Estate 16, L.L.C., a Delaware limited liability company

KND Real Estate 17, L.L.C., a Delaware limited liability company

KND Real Estate 18, L.L.C., a Delaware limited liability company

KND Real Estate 19, L.L.C., a Delaware limited liability company

KND Real Estate 20, L.L.C., a Delaware limited liability company

KND Real Estate 31, L.L.C., a Delaware limited liability company

KND Real Estate 32, L.L.C., a Delaware limited liability company

KND Real Estate 33, L.L.C., a Delaware limited liability company

KND Real Estate 34, L.L.C., a Delaware limited liability company

KND Real Estate 35, L.L.C., a Delaware limited liability company

KND Real Estate 36, L.L.C., a Delaware limited liability company

KND Real Estate 37, L.L.C., a Delaware limited liability company

KND Real Estate 38, L.L.C., a Delaware limited liability company

KND Real Estate 39, L.L.C., a Delaware limited liability company

KND Real Estate 40, L.L.C., a Delaware limited liability company

KND Rehab Real Estate Holdings, L.L.C., a Delaware limited liability company

KND Real Estate 41, L.L.C., a Delaware limited liability company

KND Real Estate 42, L.L.C., a Delaware limited liability company

KND Real Estate 43, L.L.C., a Delaware limited liability company

KND Real Estate 44, L.L.C., a Delaware limited liability company

KND Real Estate 45, L.L.C., a Delaware limited liability company

Helian Health Group, Inc., a Delaware corporation

Helian ASC of Northridge, Inc., a California corporation

MedEquities, Inc., a California corporation

Lafayette Health Care Center, Inc., a Georgia corporation

PersonaCare of Connecticut, Inc., a Connecticut corporation

Courtland Gardens Health Center, Inc., a Connecticut corporation

PersonaCare of Georgia, Inc., a Delaware corporation

PersonaCare of Huntsville, Inc., a Delaware corporation

PersonaCare of Ohio, Inc., a Delaware corporation

PersonaCare of Pompano East, Inc., a Delaware corporation

PersonaCare of Reading, Inc., a Delaware corporation

PersonaCare of Shreveport, Inc., a Delaware corporation

PersonaCare of Warner Robbins, Inc., a Delaware corporation

PersonaCare of Wisconsin, Inc., a Delaware corporation

Tucker Nursing Center, Inc., a Georgia corporation

Specialty Healthcare Services, Inc., a Delaware corporation

Southern California Specialty Care, Inc., a California corporation

Specialty Hospital of Cleveland, Inc., an Ohio corporation

Specialty Hospital of Philadelphia, Inc., a Pennsylvania corporation

Specialty Hospital of South Carolina, Inc., a South Carolina corporation

Caribbean Behavioral Health Systems, Inc., a Nevada corporation

JB Thomas Hospital, Inc., a Massachusetts corporation

THC - Chicago, Inc., an Illinois corporation

THC - North Shore, Inc., an Illinois corporation

THC - Houston, Inc., a Texas corporation

THC - Orange County, Inc., a California corporation

THC - Seattle, Inc., a Washington corporation

Transitional Hospitals Corporation of Indiana, Inc., an Indiana corporation

Transitional Hospitals Corporation of Louisiana, Inc., a Louisiana corporation

Transitional Hospitals Corporation of New Mexico, Inc., a New Mexico corporation

Transitional Hospitals Corporation of Nevada, Inc., a Nevada corporation

Transitional Hospitals Corporation of Tampa, Inc., a Florida corporation

Transitional Hospitals Corporation of Texas, Inc., a Texas corporation

Transitional Hospitals Corporation of Wisconsin, Inc., a Wisconsin corporation

Partnerships

Kindred Hospitals Limited Partnership, a Delaware limited partnership

Kindred Nursing Centers Limited Partnership, a Delaware limited partnership

Kindred Nursing Centers Central Limited Partnership, a Delaware limited partnership

Foothill Nursing Company Partnership, a California general partnership

Fox Hill Village Partnership, a Massachusetts general partnership (1)

Starr Farm Partnership, a Vermont general partnership (1)

Hillhaven-MSC Partnership, a California general partnership

Northridge Surgery Center, Ltd., a California limited partnership (2)

Northridge Surgery Center Development Ltd., a California limited partnership (3)

(1)	Only fifty percent (50%) is owned by one of the Registrant’s subsidiaries
(2)	Only forty-eight percent (48%) is owned by one or more of the Registrant’s subsidiaries
(3)	Only forty-three percent (43%) is owned by one of the Registrant’s subsidiaries